EXHIBIT 23.2

                          Consent of Armando C. Ibarra
                     Independent Certified Public Accountant

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated April 12, 2003, which appears in the Annual Report on Form 10-KSB of Viastar Holdings, Inc., for the fiscal year ending December 31, 2002.

           /s/ Armando C. Ibarra, C.P.A.
           ----------------------------
           Chula Vista, California

July 15, 2003